Exhibit 10.5
Execution Version

ADDENDUM TO CONTRACT OF EMPLOYMENT

1 PARTIES

1.1 The Parties to this Addendum are -

1.1.1 Net1 Applied Technologies South Africa Proprietary Limited; and

1.1.2 Alexander Michael Ramsay Smith.

1.2 The Parties agree as set out below.

2 INTERPRETATION

In this Addendum -

2.1 words and phrases defined in the Contract of Employment will bear the same meanings herein;

2.2 "Addendum" means this addendum;

2.3 "Contract of Employment" means the contract of employment entered into between the Parties on or about 28 February 2018;

2.4 "Effective Date" means the date on which the variation and additions to the Contract of Employment take effect, being 1 March, 2022 or such earlier date as the Company may determine by giving the Executive [five] days written notice specifying the earlier date;

2.5 "Group"  means the Parent and its Related Companies

2.6 "Parent" means Net1 UEPS Technologies, Inc., a Florida corporation;

2.7 "Group Company" means any subsidiary company of the Company and/or the Parent , and the term "Group Companies" means all such subsidiary companies; and

2.8 "Parties" means the parties to this Addendum.

3 INTRODUCTION

The Parties wish to record the variations and additional terms and conditions which they have agreed to in relation to the Contract of Employment which will take effect on the Effective Date.

Execution Version

4 AMENDMENT

With effect from Effective Date, the following terms and conditions of employment will apply:

4.1 The Executive is appointed as the Chief Accounting Officer, instead of Chief Financial Officer, and will report to the person who is for the time being appointed as Chief Financial Officer of the Group. The Executive shall have the duties, responsibilities, functions and authority, including administrative, financial, executive and managerial, as are customary to the position of Chief Accounting Officer, including those duties and obligations associated with required SEC reporting.The Executive will cease to be a director of the Company and agrees to sign the necessary resignation documents to this effect. Until requested otherwise by the Company, the Executive will continue to be the Company's nominated director on boards of any other Group Company, or companies associated therewith, on which he currently holds such directorships. Upon such request, the Executive agrees to sign the necessary resignation documents to this effect.

4.2 The Executive will continue to be paid the Base Salary which he is being paid at the date of this Addendum but, as from 1 April 2022, the Base Salary payable to the Executive for the purpose of clause 3.2 of the Contract of Employment will be $270 000.00 per year.

4.3 Subject to the successful closing of Project Mercury and the transition of the Executive to the new role mentioned in 4.1 above, the Executive will be paid an ad-hoc bonus of R1 875 000 which will be payable to the Executive on the later of the  Effective Date or the successful closing of Project Mercury.

5 SAVINGS CLAUSE

Save to the extent specifically or by necessary implication modified in or inconsistent with the provisions of this Addendum, all the terms and conditions of the Contract of Employment shall continue in full force and effect.

6 SIGNATURE

6.1 This Addendum is signed by the Parties on the dates and at the places indicated below.

6.2 This Addendum may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same Addendum as at the date of signature of the Party last signing one of the counterparts.

6.3 The persons signing this Addendum in a representative capacity warrant their authority to do so.

6.4 The Parties record that it is not required for this Addendum to be valid and enforceable that a Party shall initial the pages of this Addendum and/or have its signature of this Addendum verified by a witness.

SIGNED at Johannesburg	on 9 December 2021

For and on behalf of
NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

/s/ Lincoln Mali
Signature Lincoln Mali
Name of Signatory
Chief Executive Officer

SIGNED at Johannesburg	on 9 December 2021

/s/ Alex M.R. Smith
ALEXANDER MICHAEL RAMSAY SMITH